UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2008

MASIMO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33642	33-0368882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Parker Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 297-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 9, 2008, the Board of Directors of Masimo Corporation (the “Company”) adopted the Amended and Restated Bylaws of the Company (the “Restated Bylaws”). The Restated Bylaws became effective immediately upon their adoption. The Company’s former Amended and Restated Bylaws (the “Former Bylaws”) were amended and restated to clarify and modify provisions related to annual and special stockholder meetings in light of recent developments in Delaware case law and to require additional disclosure regarding the securities positions and arrangements of stockholders and other beneficial owners who nominate an individual for election to the Company’s Board of Directors or propose business to be considered at an annual or special meeting of the Company’s stockholders. The principal features of the amendments to the Former Bylaws set forth in the Restated Bylaws are as follows:

Annual Meeting of Stockholders

•

Section 1(2) of Article I of the Former Bylaws was amended to clarify that the procedures set forth in Section 1 of Article I of the Restated Bylaws are the exclusive means for a stockholder of the Company to nominate a director or propose business to be conducted at an annual meeting of stockholders other than business proposed by the stockholder to be included in the Company’s proxy statement pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

•

Section 1(3) of Article I of the Former Bylaws was amended to provide that in order for a stockholder’s nomination or proposal for business to be properly brought before an annual meeting of stockholders, the proposal must comply with Delaware law, which includes the Delaware General Corporation Law (the “DGCL”). Under the Former Bylaws, the proposal was only required to comply with the DGCL, not Delaware law generally.

•

Section 1(3) of Article I of the Former Bylaws was amended to clarify that an adjournment or postponement of an annual meeting of stockholders does not commence a new time period for a stockholder to give notice of a director nomination or proposal for business to be conducted at the annual meeting.

•

The requirements for a stockholder’s notice related to a director nomination or proposal for business to be conducted at an annual meeting of stockholders have been relocated from Section 1(3) of Article I of the Former Bylaws to Section 1(4) of Article I of the Restated Bylaws.

•

Section 1(4)(c) of Article I of the Restated Bylaws, which addresses notices of director nominations and proposals for business to be conducted at an annual meeting of stockholders that are submitted by a stockholder, requires that each notice include the following information as of the close of business on the date of the notice, in addition to the information previously required under Section 1(3) of Article I of the Former Bylaws:

•

all derivative and convertible securities of the Company and other securities with a value or price related to the Company’s capital stock held by the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (the “Beneficial Owner”);

•	any proxy, contract, arrangement, understanding or other relationship under which the stockholder and any Beneficial Owner has a right to vote any securities of the Company;

•	any short interest of the stockholder and any Beneficial Owner in the Company’s securities;

•

any rights of the stockholder and any Beneficial Owner to dividends on the shares of the Company owned beneficially by such party that are separated or separable from the underlying stock of the Company;

•

any interest of the stockholder and any Beneficial Owner in the Company’s securities or a derivative instrument relating to the Company’s securities held by a general or limited partnership in which the stockholder and any Beneficial Owner is a general partner or in which the stockholder and any Beneficial Owner beneficially owns an interest in a general partner;

•

any performance-related fees, other than an asset-based fee, that the stockholder and any Beneficial Owner is entitled to receive based on any increase or decrease in the value of any shares of the Company or any derivative instrument related to the Company’s shares;

•

all of the foregoing information as it relates to any member of the stockholder’s and any Beneficial Owner’s immediate family sharing the same household as the stockholder and any Beneficial Owner; and

•

any other information that would be required to be disclosed in a proxy statement or other filing required under Section 14 of the Exchange Act in connection with a solicitation of proxies for the proposal and/or for the election of directors in a contested director election.

Under Section 1(4)(c)(ii) of Article I of the Restated Bylaws, the stockholder and any Beneficial Owner must also deliver to the Company all of the foregoing information relating to their ownership of, and interest in, the Company’s securities and related derivative securities as of the close of business on the record date for the annual meeting of stockholders to which the notice relates. The information as of the close of business on the record date must be delivered to the Company within ten days after the record date for the annual meeting of stockholders.

•

Section 1(5) of Article I of the Former Bylaws has been amended to clarify that an individual is not eligible for election or re-election as a director of the Company at any annual meeting of stockholders unless he or she is nominated by a stockholder of the Company in accordance with the terms of the Restated Bylaws or nominated by or at the direction of the Company’s Board of Directors.

Special Meeting of Stockholders

•

Section 2(2) of Article I of the Former Bylaws has been amended to provide that only the business brought by or at the direction of the Company’s Board of Directors may be conducted at a special meeting of stockholders. Under the Former Bylaws, the business that could be considered at a special meeting of stockholders was limited to the business set forth in the notice of the special meeting.

•

Section 2(2) of Article I of the Former Bylaws has been amended to provide that at a special meeting of stockholders at which directors are to be elected, a stockholder submitting a director nomination must comply with the same procedures applicable to stockholder nominations for annual stockholder meetings under Section 1(4)(a) and 1(4)(c) of Article I of the Restated Bylaws.

•

Section 2(2) of Article I of the Former Bylaws has been amended to clarify that an adjournment or postponement of a special meeting of stockholders does not commence a new time period for a stockholder to give notice of a director nomination or proposal for business to be conducted at the special meeting.

•

Section 2(2) of Article I of the Former Bylaws has been amended to clarify that an individual is not eligible for election or re-election as a director of the Company at any special meeting of stockholders unless he or she is nominated by a stockholder in accordance with the terms of the Restated Bylaws or nominated by or at the direction of the Company’s Board of Directors.

The foregoing summary description of the Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Bylaws, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Masimo Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASIMO CORPORATION

Date: October 10, 2008	By:	/s/ MARK P. DE RAAD
Mark P. de Raad
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Masimo Corporation